E S S E X P R O P E R T Y T R U S T, I N C.

Consolidated Operating Results	Three Months Ended		Nine Months Ended
(Dollars in thousands, except per share amounts)	September 30,		September 30,
	2005	2004	2005	2004

Revenues:
Rental and other property	$80,219	$71,733	$234,851	$206,991
Management and other fees from affiliates	1,601	15,701	9,108	18,318
	81,820	87,434	243,959	225,309

Expenses:
Property operating, excluding real estate taxes	19,592	18,673	57,198	52,494
Real estate taxes	7,066	6,253	20,517	17,821
Depreciation and amortization	20,323	18,061	59,945	53,428
Interest	18,566	16,394	54,866	45,785
Amortization of deferred financing costs	451	449	1,490	1,179
General and administrative	4,560	7,639	13,574	13,985
Legal settlement	-	-	1,500	-
	70,558	67,469	209,090	184,692

Gain on sale of real estate	-	7,909	6,391	7,909
Interest and other income, net	3,578	836	6,532	2,095
Equity income in co-investments	21	15,365	17,575	16,460
Minority interests	(4,929)	(9,509)	(16,752)	(20,588)
Income from continuing operations	9,932	34,566	48,615	46,493

Income and gain from discontinued operations,
net of minority interests	-	586	28,274	895
Net income before income tax provision	9,932	35,152	76,889	47,388
Income tax provision	(1,185)	(122)	(2,386)	(208)
Net income	8,747	35,030	74,503	47,180
Dividends to preferred stockholders - Series F	(488)	(488)	(1,465)	(1,464)
Net income available to common stockholders	$8,259	$34,542	$73,038	$45,716

Net income per share - basic	$0.36	$1.51	$3.17	$2.00

Net income per share - diluted	$0.35	$1.49	$3.13	$1.97

See Company's 10-Q for additional disclosures

E S S E X P R O P E R T Y T R U S T, I N C.

Consolidated Operating Results	Three Months Ended		Nine Months Ended
Selected Line Item Detail	September 30,		September 30,
(Dollars in thousands)	2005	2004	2005	2004

Rental and other property
Rental	$77,294	$69,139	$226,437	$199,907
Other property	2,925	2,594	8,414	7,084
Rental and other property	$80,219	$71,733	$234,851	$206,991

Management and other fees from affiliates
Management	$665	$889	$2,915	$2,812
Development and redevelopment	40	317	183	986
Promote distribution from Fund I - non-recurring	896	14,495	6,010	14,495
Miscellaneous - non-recurring	-	-	-	25
Management and other fees from affiliates	$1,601	$15,701	$9,108	$18,318

General and administrative
Total general and administrative	$6,303	$9,059	$18,713	$18,029
Allocated to property operating expenses - administrative	(1,293)	(1,167)	(3,799)	(3,319)
Capitalized and incremental to real estate under development	(450)	(253)	(1,340)	(725)
Net general and administrative	$4,560	$7,639	$13,574	$13,985

Interest and other income, net
Interest income	$175	$183	$459	$594
Lease income	416	417	1,248	1,249
Participating loan (condo conversion)	2,908	-	4,721	-
Miscellaneous - non-recurring	79	236	104	252
Interest and other income	$3,578	$836	$6,532	$2,095

Equity income in co-investments
Equity income in co-investments	$28	$1,466	$619	$2,561
Gain (loss) on sale of co-investment activities, net	(7)	14,069	17,077	14,069
Early extinguishment of debt - non-recurring	-	(170)	(121)	(170)
Equity income in co-investments	$21	$15,365	$17,575	$16,460

Minority interests
Limited partners of Essex Portfolio, L.P.	$837	$3,479	$4,601	$4,665
Perpetual preferred distributions	2,559	3,502	7,677	11,615
Series Z and Z-1 incentive units	100	75	300	206
Third party ownership interests	392	(242)	969	(854)
Down REIT limited partners' distributions	1,041	1,120	3,205	3,381
Write off of Series E preferred unit offering costs	-	1,575	-	1,575
Minority interests	$4,929	$9,509	$16,752	$20,588

See Company's 10-Q for additional disclosures

E S S E X P R O P E R T Y T R U S T, I N C.

Consolidated Funds From Operations	Three Months Ended		Nine Months Ended
(Dollars in thousands, except share and per share amounts)	September 30,		September 30,
	2005	2004	2005	2004

Funds from operations
Net income	$8,747	$35,030	$74,503	$47,180
Adjustments:
Depreciation and amortization	20,323	18,061	59,945	53,428
Depr. and amort. - unconsolidated co-investments	147	12	503	1,816
Gain on sale of real estate	-	(7,909)	(5,000)	(7,909)
Gain on sale of real estate - discontinued operations	-	-	(29,219)	-
Gain on sale of co-investment activities, net	-	(14,069)	(17,084)	(14,069)
Minority interests	937	3,615	7,707	4,961
Depreciation - discontinued operations	-	218	148	1,056
Dividends to preferred stockholders - Series F	(488)	(488)	(1,465)	(1,464)
Funds from operations	$29,666	$34,470	$90,038	$84,999

Components of the change in FFO
Same property NOI	$2,447		$8,162
Non-same property NOI	4,308		12,299
Other - corporate and unconsolidated co-investments	(1,807)		(4,222)
Promote distribution from Fund I - non-recurring	(13,599)		(8,485)
Interest expense and amortization of deferred financing costs	(2,174)		(9,392)
General and administrative	3,079		761
Legal settlement	-		(1,500)
Net gain on sale of real estate and participating loan proceeds - TRS	1,845		3,584
Minority interests	1,901		3,803
Income from discontinued operations	(586)		937
Depreciation - discontinued operations	(218)		(908)
Changes in Funds from operations	$(4,804)		$5,039

Funds from operations per share - diluted	$1.15	$1.35	$3.51	$3.34

Percentage increase	-14.8%		5.1%

Weighted average number of shares outstanding diluted (1)	25,711,320	25,567,451	25,671,923	25,445,165

(1) Assumes conversion of the weighted average operating partnership interests in the Operating Partnership into shares of the Company's common stock.

See Company's 10-Q for additional disclosures

E S S E X P R O P E R T Y T R U S T, I N C.

Consolidated Balance Sheets
(Dollars in thousands)
	September 30, 2005	December 31, 2004

Real Estate:
Land and land improvements	$554,028	$536,600
Buildings and improvements	1,935,543	1,834,594
	2,489,571	2,371,194
Less: accumulated depreciation	(380,772)	(329,652)
	2,108,799	2,041,542
Real estate investment held for sale, net of accumulated depreciation of
$496 as of December 31, 2004	-	14,445
Investments	27,637	49,712
Real estate under development	34,834	38,320
	2,171,270	2,144,019
Cash and cash equivalents	34,392	31,899
Other assets	30,239	30,561
Deferred charges, net	10,424	10,738
Total assets	$2,246,325	$2,217,217

Mortgage notes payable	$1,164,504	$1,067,449
Lines of credit	149,735	249,535
Other liabilities	80,246	63,826
Deferred gain	2,193	5,000
Total liabilities	1,396,678	1,385,810

Minority interests	231,177	240,130

Stockholders' Equity:
Common stock	2	2
Series F cumulative redeemable preferred stock, liquidation value	25,000	25,000
Additional paid-in-capital	656,915	646,744
Distributions in excess of accumulated earnings	(63,538)	(80,469)
Accumulated other comprehensive income	91	-
Total liabilities and stockholders' equity	$2,246,325	$2,217,217

See Company's 10-Q for additional disclosures

E S S E X P R O P E R T Y T R U S T, I N C.

Debt Summary - September 30, 2005
(Dollars in thousands)

				Weighted
	Percentage of Total	Balance	Weighted Average	Average Maturity
	Debt	Outstanding	Interest Rate	In Years
Mortgage notes payable
Fixed rate - secured	74%	$969,602	6.5%	5.5
Tax exempt variable (1)	15%	194,902	3.8%	25.0
Total mortgage notes payable	89%	1,164,504	6.1%	9.0

Line of credit - secured (2)	7%	93,735	3.1%
Line of credit - unsecured (3)	4%	56,000	4.4%
	11%	149,735	3.6%
Total debt	100%	$1,314,239	5.8%

Scheduled principal payments (excludes lines of credit)

	2005	$6,480
	2006	26,200
	2007	126,443
	2008	156,119
	2009	53,925
Thereafter		795,337
Total		$1,164,504

Capitalized interest for the quarter ended September 30, 2005 was approximately $136.

(1) Subject to interest rate protection agreements.
(2) Secured line of credit commitment is $100 million and matures in January 2009.
This line is secured by six of Essex's multifamily communities. The underlying interest rate is currently the Freddie Mac Reference Rate plus .55% to .59%.
(3) Unsecured line of credit commitment is $185 million and matures in May 2007.
The underlying interest rate on this line is based on a tiered rate structure tied to the Company's corporate ratings and is currently at LIBOR plus 1.00%.

See Company's 10-Q for additional disclosures

E S S E X P R O P E R T Y T R U S T, I N C.

Capitalization - September 30, 2005
(Dollars and shares in thousands, except per share amounts)

Total debt	$1,314,239

Common stock and potentially dilutive securities
Common stock outstanding	23,140
Limited partnership units (1)	2,419
Options-treasury method	171
Total common stock and potentially dilutive securities	25,730	shares

Common stock price per share as of September 30, 2005	$90.00

Market value of common stock and potentially dilutive securities	$2,315,700

Perpetual preferred units/stock	$155,000	7.865% weighted average pay rate

Total equity capitalization	$2,470,700

Total market capitalization	$3,784,939

Ratio of debt to total market capitalization	34.7%

(1) Assumes conversion of all outstanding operating partnership interests in the Operating Partnership into shares of the Company's common stock.

See Company's 10-Q for additional disclosures

E S S E X P R O P E R T Y T R U S T, I N C.

Property Operating Results - Quarter ended September 30, 2005 and 2004
(Dollars in thousands)
	Southern California			Northern California			Pacific Northwest			Other real estate assets(1)			Total
	2005	2004	% Change	2005	2004	% Change	2005	2004	% Change	2005	2004	% Change	2005	2004	% Change

Revenues:
Same property revenue	$36,203	$34,323	5.5%	$13,351	$13,033	2.4%	$12,084	$11,675	3.5%	$-	$-	n/a	$61,638	$59,031	4.4%
Non same property revenue(2)	11,968	9,284		3,154	2,090		2,407	635		1,052	693		18,581	12,702
Total Revenues	$48,171	$43,607		$16,505	$15,123		$14,491	$12,310		$1,052	$693		$80,219	$71,733

Property operating expenses:
Same property operating expenses	$11,130	$11,197	-0.6%	$4,217	$4,204	0.3%	$4,428	$4,214	5.1%	$-	$-	n/a	$19,775	$19,615	0.8%
Non same property operating expenses(2)	3,848	3,273		1,256	928		820	241		959	869		6,883	5,311
Total property operating expenses	$14,978	$14,470		$5,473	$5,132		$5,248	$4,455		$959	$869		$26,658	$24,926

Net operating income:
Same property net operating income	$25,073	$23,126	8.4%	$9,134	$8,829	3.5%	$7,656	$7,461	2.6%	$-	$-	n/a	$41,863	$39,416	6.2%
Non same property operating income(2)	8,120	6,011		1,898	1,162		1,587	394		93	(176)		11,698	7,391
Total net operating income	$33,193	$29,137		$11,032	$9,991		$9,243	$7,855		$93	$(176)		$53,561	$46,807

Same property operating margin	69%	67%		68%	68%		63%	64%		n/a	n/a		68%	67%

Same property turnover percentage	61%	61%		59%	60%		69%	72%		n/a	n/a		63%	64%

Same property concessions	$121	$187		$77	$61		$97	$128		$-	$-		$295	$376

Average same property concessions per turn(3)	$83	$127		$135	$105		$114	$145		$-	$-		$102	$128

Net operating income percentage of total	62%	62%		21%	21%		17%	17%		0%	0%		100%	100%

Loss to lease(4)	$9,417			$3,243			$2,076			$ n/a			$14,736
Loss to lease as a percentage
of rental income	5.1%			5.4%			3.3%			n/a			4.8%

Reconciliation of apartment units at end of period

Same property apartment units	9,635	9,635		3,835	3,835		4,928	4,928		-	-		18,398	18,398

Consolidated Apartment Units	12,784	11,669		4,621	4,411		5,831	5,457		302	578		23,538	22,115
Joint Venture	598	2,905		1,299	-		515	-		-	-		2,412	2,905
Under Development	637	456		-	370		-	-		-	-		637	826
Total apartment units at end of period	14,019	15,030		5,920	4,781		6,346	5,457		302	578		26,587	25,846

Percentage of total	53%	58%		22%	18%		24%	21%		1%	2%		100%	100%

	97.2%	96.7%		97.3%	96.0%		97.3%	95.6%		n/a	n/a		97.3%	96.1%

(1)	Includes apartment communities located in other geographic areas, other rental properties and commercial properties.
(2)	Includes properties which subsequent to June 30, 2004 were either acquired or in a stage of development or redevelopment without stabilized operations.
(3)
Average same property concessions per turn is the dollar amount per unit resulting from the same property concessions divided by the product of the same property turnover percentage times the same property apartment units.

(4)
Loss to lease represents the annualized difference between market rents (without considering the impact of rental concessions) and contractual rents. These numbers include the Company's pro-rata interest in unconsolidated properties.

See Company's 10-Q for additional disclosures

E S S E X P R O P E R T Y T R U S T, I N C.

Same Property Revenue by County - Quarters ended September 30, 2005, September 30, 2004 and June 30, 2005
(Dollars in thousands)

	Units	September 30, 2005	September 30, 2004	% Change	June 30, 2005	% Change

Southern California
Ventura County	1,739	$6,500	$6,281	3.5%	$6,357	2.2%
Los Angeles County	3,031	13,399	12,531	6.9%	13,050	2.7%
Orange County	2,037	8,332	7,921	5.2%	8,157	2.1%
San Diego County	2,552	7,298	6,964	4.8%	7,196	1.4%
Riverside County	276	674	626	7.7%	635	6.1%
Total Southern California	9,635	$36,203	$34,323	5.5%	$35,395	2.3%

Northern California
San Francisco County	99	$366	$342	7.0%	$354	3.4%
Santa Clara County	1,982	7,124	6,930	2.8%	6,977	2.1%
Alameda County	1,116	3,450	3,405	1.3%	3,428	0.6%
Contra Costa County	638	2,411	2,356	2.3%	2,385	1.1%
Total Northern California	3,835	$13,351	$13,033	2.4%	$13,144	1.6%

Pacific Northwest
Seattle	4,053	$10,202	$9,847	3.6%	$10,003	2.0%
Portland	875	1,882	1,828	3.0%	1,835	2.6%
Total Pacific Northwest	4,928	$12,084	$11,675	3.5%	$11,838	2.1%

Total same property revenue	18,398	$61,638	$59,031	4.4%	$60,377	2.1%

See Company's 10-Q for additional disclosures

E S S E X P R O P E R T Y T R U S T, I N C.

Development Communities - September 30, 2005
(Dollars in millions)
				Total	Estimated
			Estimated	Incurred	Remaining	Initial	Stabilized	%	%
Project Name	Location	Units	Cost	To Date	Cost	Occupancy	Operations	Leased	Occupied

Development Communities

Direct Development and Joint Venture Transactions- Consolidated

Northwest Gateway (1)	Los Angeles, CA	275	$ 71.1	$ 15.7	$ 55.4	Sep-07	Jun-08	n/a	n/a

Moorpark	Moorpark, CA	200	43.2	4.7	38.5	Aug-07	Apr-08	n/a	n/a

Tracy	Tracy, CA	30	8.5	3.6	4.9	Jul-06	Jan-07	n/a	n/a

Pre-development		-	10.8	10.8	-			n/a	n/a

Subtotal - direct development		505	133.6	34.8	98.8

Joint Venture Transactions - Unconsolidated (2)

Kelvin Avenue	Irvine, CA	132	7.1	7.1	-			n/a	n/a

Total - development		637	$ 140.7	$ 41.9	$ 98.8

Stabilized Communities - Third Quarter 2005

None

(1) The Company will receive 75% of cash flow up to a 22.67% priority return, and 50% of cash flow thereafter.

(2) The Company has a 21.4% interest in development projects owned by the Fund I. This final property in Fund I was sold in October 2005 for a net sales price of $10,500.

See Company's 10-Q for additional disclosures

E S S E X P R O P E R T Y T R U S T, I N C.

Redevelopment Communities - September 30, 2005
(Dollars in thousands)

			Total	Estimated
		Estimated	Incurred	Remaining	Redevelopment
Project Name	Units	Cost	To Date	Cost	Start Date

Hillcrest Park - Phase II, Newbury Park, CA	608	$ 3,681	$ 3,449	$ 232	Apr-03

Kings Road, Los Angeles, CA	196	6,116	3,454	2,662	Jan-04

Mira Woods, Mira Mesa, CA	355	5,724	2,453	3,271	Sep-04

Palisades, Bellevue, WA	192	2,430	1,618	812	Sep-04

Avondale at Warner Center, Woodland Hills, CA	446	11,422	2,782	8,640	Oct-04

Bridle Trails, Kirkland, WA	108	4,547	822	3,725	May-05

Total	1,905	$ 33,920	$ 14,578	$ 19,342

Re-stabilized Communities - Third Quarter 2005

None

Restabilized operations is defined as the month that the property reaches at least 95% occupancy after completion of the redevelopment projects.
A component of these redevelopments are upgrades to unit interiors. These will be completed in the normal course of unit turnover.

See Company's 10-Q for additional disclosures

E S S E X P R O P E R T Y T R U S T, I N C.

Investments - September 30, 2005			Debt
(In thousands)	Book	Estimated			Interest	Maturity	Value of	Company	Equity
	Value	Value	Amount	Type	Rate	Date	Equity	Ownership	Value

Joint Ventures

Essex Apartment Value Fund, L.P. (Fund I)
Kelvin Avenue, Irvine, CA (development) (1)		10,500
Additional net assets (2)		4,300
	$2,367	$14,800					14,800	21.4%	$3,167
Capitalized costs	203								203
	2,570								3,370

Essex Apartment Value Fund II, L.P. (Fund II)
Carlmont Woods, Belmont, CA			13,381	Fixed	4.89%	Dec-13
Echo Ridge, Snoqualmie, WA			13,700	Fixed	5.01%	Sep-14
Harbor Cove, Foster City, CA			36,084	Fixed	4.89%	Dec-13
Morning Run, Monroe, WA			14,137	Fixed	5.10%	Oct-14
Parcwood, Corona, CA			26,273	Fixed	4.89%	Dec-13
Regency Towers, Oakland, CA			11,425	Fixed	5.16%	Mar-15
Tower @ 801, Seattle, WA			19,978	Fixed	4.91%	Aug-14

Line of credit			29,650	Var.	LIBOR+0.875%	Jun-07
	17,275	225,924	164,628				61,296	28.2%	17,285
Capitalized costs	486								486
	17,761								17,771

Other	7,306								7,306

	$27,637								$28,447

(1) This property was sold by Fund I in October 2005 for a net sales price of $10,500.
(2)Additional net assets primarily consist of cash proceeds from the sale of River Terrace not yet distributed by Fund I less liabilities.

See Company's 10-Q for additional disclosures

E S S E X P R O P E R T Y T R U S T, I N C.

Consolidated Co-Investments - September 30, 2005
(Dollars in thousands)

The Company enters into co-investment transactions with third party developers, owners and investors of apartment properties. In accordance with FIN 46R, the Company consolidates certain of these co-investment transactions, resulting in minority interests corresponding to the ownership interest of the third-party developer, owner or investor.

The following table summarizes the consolidated co-investment transactions:

					Year-to-date Operations
	Balance as of September 30, 2005				as of September 30, 2005
	Investment in	Related	Minority	Down-REIT		Operating
	Real Estate	Debt	Interest	Units (1)	Revenue	Expenses	NOI

Down-REITs:
Anchor Village	10,751	10,750	2,399	123,061	1,717	695	1,022
Barkley Apartments	9,858	5,104	2,347	80,987	1,624	520	1,105
Brookside Oaks	21,457	14,585	9,330	230,938	1,615	452	1,162
Capri at Sunny Hills	16,639	11,943	4,692	193,828	1,581	386	1,195
Hearthstone Apartments	13,815	9,689	3,951	90,591	1,624	427	1,197
Hidden Valley (Parker Ranch)	46,877	34,073	6,089	62,647	3,773	943	2,830
Highridge Apartments	21,185	19,131	6,579	322,249	3,685	1,165	2,520
Montejo Apartments	9,205	6,001	1,644	39,118	1,210	337	873
Treehouse Apartments	12,586	8,080	3,331	76,366	1,592	468	1,124
Valley Park Apartments	15,938	10,236	2,737	71,235	1,905	420	1,485
Villa Angelina Apartments	21,006	13,841	2,378	71,678	2,492	592	1,900

	199,317	143,433	45,477	1,362,698	22,818	6,405	16,413

Other Co-investments transactions:
Derian Office Building	17,916	-	-	n/a (note 2)	1,211	329	882
City Heights	32,401	32,850	-	n/a (note 3)	6,309	2,252	4,057
The Bluffs	9,180	12,619	(300)	n/a	2,016	598	1,418
Northwest Gateway (Development)	15,737	-	1,000	n/a (note 4)	-	-	-

(1) Represents the number of Down-REIT units that are currently outstanding. Generally, Down-REIT units can be redeemed at the holder's election for cash equal to the current price of Essex's common stock.

(2) Essex has mortgage loans to the owners of this property with an aggregate principal balance outstanding of $23.9 million as of September 30, 2005. This building was 91% leased and occupied as of September 30, 2005.

(3) The Company owns the land and has leased the improvements to an unrelated third-party investor. The leashold interest entitles the Company to receive a monthly payment during the 34 year term of the lease. The Company may be required to sell its interest in the property anytime after 2009, in which case, the Company is entitled to receive 20% of the net sales price (without considering related debt), plus an incentive payment equal to $1.47 million per year since the formation of the venture in 2002.

(4) The project is a joint venture between Essex and Meta Housing Corporation, which has obtained $47.0 million of tax-exempt bond financing, which will be drawn to fund future construction costs. The Company originated a $7.4 million mezzanine loan to the joint venture, which bears an interest rate of 14.0% - it is subject to various conditions and matures in December 2009. The Company has also contributed approximately $3.2 million for its limited partnership interest, which entitles the Company to 75% of the cash flow up to a 22.67% priority return, and 50% of the cash flow thereafter.

See Company's 10-Q for additional disclosures

ESSEX PROPERTY TRUST, INC.
REAL ESTATE INFORMATION
30-Sep-05

					Square		Year	Year
Property Name	Address	City	State	Units	Footage		Acquired	Built

MULTIFAMILY COMMUNITIES

SAN FRANCISCO BAY AREA
Santa Clara County
Pointe at Cupertino, The (Westwood)	19920 Olivewood Street	Cupertino	CA	116	135,200		1998	1963
Carlyle, The	2909 Nieman Boulevard	San Jose	CA	132	129,200		2000	2000
Esplanade	350 East Taylor St.	San Jose	CA	278	279,000		2004	2002
Waterford, The	1700 N. First Street	San Jose	CA	238	219,600		2000	2000
Le Parc (Plumtree)	440 N. Winchester Avenue	Santa Clara	CA	140	113,200		1994	1975
Marina Cove	3480 Granada Avenue	Santa Clara	CA	292	250,200		1994	1974
Bristol Commons	732 E. Evelyn Avenue	Sunnyvale	CA	188	142,600		1995	1989
Brookside Oaks	1651 Belleville Way	Sunnyvale	CA	170	119,900		2000	1973
Oak Pointe	450 N. Mathilda Avenue	Sunnyvale	CA	390	294,100		1988	1973
Summerhill Park	972 Corte Madera Avenue	Sunnyvale	CA	100	78,500		1988	1988
Windsor Ridge	825 E. Evelyn Avenue	Sunnyvale	CA	216	161,800		1989	1989
			9%	2,260	1,923,300
Alameda County
Stevenson Place (The Apple)	4141 Stevenson Blvd.	Fremont	CA	200	146,200		1983	1971
Waterstone at Fremont (Mountain Vista )	39600 Fremont Blvd	Fremont	CA	526	433,100		2000	1975
Treetops	40001 Fremont Blvd.	Fremont	CA	172	131,200		1996	1978
Wimbeldon Woods	25200 Carlos Bee Blvd.	Hayward	CA	560	462,400		1998	1975
Regency Towers	1130 Third Ave.	Oakland	CA	178	140,900		2005	1975
Summerhill Commons	36826 Cherry Street	Newark	CA	184	139,000		1987	1987
			7%	1,820	1,452,800
Contra Costa County
San Marcos (Vista del Mar)	Hilltop Drive at Richmond Pkwy	Richmond	CA	432	407,600		2003	2003
Bel Air (The Shores)	2000 Shoreline Drive	San Ramon	CA	462	391,000		1995	1988
Foothill Gardens	1110 Harness Drive	San Ramon	CA	132	155,100		1997	1985
Twin Creeks	2711-2731 Morgan Drive	San Ramon	CA	44	51,700		1997	1985
			4%	1,070	1,005,400
San Mateo County
Carlmont Woods	2515 Carlmont Drive	Belmont	CA	195	107,200		2004	1971
Harbor Cove	900 E. Hillsdale Blvd.	Foster City	CA	400	306,600		2004	1971
			2%	595	413,800

San Francisco and Marin County
Mt. Sutro Terrace Apartments	480 Warren Drive	San Francisco,CA	CA	99	64,000		1999	1973
Vista Belvedere	15 Red Hill Circle	Tiburon	CA	76	78,300		2004	1963
			1%	175	142,300

Total San Francisco Bay Area			23%	5,920	4,937,600

SOUTHERN CALIFORNIA
Los Angeles County
Hampton Court (Columbus)	1136 N. Columbus Avenue	Glendale	CA	83	71,500		1999	1974
Hampton Place (Loraine)	245 W. Loraine Street	Glendale	CA	132	141,500		1999	1970
Marbrisa	1809 Termino Ave.	Long Beach	CA	202	122,800		2002	1987
Pathways	5945 E. Pacific Coast Hwy.	Long Beach	CA	296	197,700		1991	1975
Bunker Hill	222 and 234 S. Figueroa St.	Los Angeles	CA	456	346,600		1998	1968
City Heights	209 S. Westmoreland	Los Angeles	CA	687	424,100		2000	1968
Cochran Apartments	612 South Cochran	Los Angeles	CA	58	51,400		1998	1989
Kings Road	733 North Kings Road	Los Angeles	CA	196	132,100		1997	1979
Marbella	600 South Detroit Street	Los Angeles	CA	60	50,108		2005	1991
Northwest Gateway	1302 West 2nd St.	Los Angeles	CA	275	225,000
Park Place	400 S. Detroit Street	Los Angeles	CA	60	48,000		1997	1988
Windsor Court	401 S. Detroit Street	Los Angeles	CA	58	46,600		1997	1988
Marina City Club	4333 Admiralty Way	Marina Del Rey	CA	101	127,200		2004	1971
Mirabella (Marina View)	13701 Marina Point Drive	Marina Del Rey	CA	188	176,800		2000	2000
Hillcrest Park (Mirabella)	1800 West Hillcrest Drive	Newbury Park	CA	608	521,900		1998	1973
Monterra del Mar (Windsor Terrace)	280 E. Del Mar Boulevard	Pasadena	CA	123	74,400		1997	1972
Monterra del Rey (Glenbrook)	350 Madison	Pasadena	CA	84	73,100		1999	1972
Monterra del Sol (Euclid)	280 South Euclid	Pasadena	CA	85	69,200		1999	1972
Fountain Park	13141 Fountain Park Drive	Playa Vista	CA	705	608,900		2004	2002
Highridge	28125 Peacock Ridge Drive	Rancho Palos Verde	CA	255	290,200		1997	1972
Walnut Heights	20700 San Jose Hills Road	Walnut	CA	163	146,700		2003	1964
Avondale at Warner Center	22222 Victory Blvd.	Woodland Hills	CA	446	331,000		1999	1970
			19%	5,046	4,051,808
Ventura County
Camarillo Oaks	921 Paseo Camarillo	Camarillo	CA	564	459,000		1996	1985
Mountain View	649 E. Las Posas Road	Camarillo	CA	106	83,900		2004	1980
Moorpark development		Moorpark	CA	200	172,230
Mariner's Place	711 South B Street	Oxnard	CA	105	77,200		2000	1987
Tierra Vista	Rice and Gonzales	Oxnard	CA	404	387,100		2001	2001
Monterey Villas (Village Apartments)	1040 Kelp Lane	Oxnard	CA	122	122,100		1997	1974
Meadowood	1733 Cochran Street	Simi Valley	CA	320	264,500		1996	1986
Hidden Valley (Parker Ranch)	5065 Hidden Park Court	Simi Valley	CA	324	310,900		2004	2004
Lofts at Pinehurst,The (Villa Scandia)	1021 Scandia Avenue	Ventura	CA	118	71,100		1997	1971
Pinehurst	3980 Telegraph Road	Ventura	CA	28	21,200		2004	1973
Woodside Village	675 Providence Ave.	Ventura	CA	145	136,500		2004	1987
			9%	2,236	1,933,500
Orange County
Barkley Apartments	2400 E. Lincoln Ave.	Anahiem	CA	161	139,800		2000	1984
Vista Pointe	175-225 S. Rio Vista	Anahiem	CA	286	242,400		1985	1968
Valley Park Apartments	17300 Euclid Ave.	Fountain Valley	CA	160	169,700		2001	1969
Capri at Sunny Hills	2341 Daphne Place	Fullerton	CA	100	128,100		2001	1961
Wilshire Promenade	141 West Wilshire Avenue	Fullerton	CA	149	128,000	(1)	1997	1992
Montejo Apartments	12911 Dale St.	Garden Grove	CA	124	103,200		2001	1974
Huntington Breakers	21270 Beach Boulevard	Huntington Beach	CA	342	241,700		1997	1984
Irvine development	2552 Kelvin Ave.	Irvine	CA	132	122,400
Hillsborough Park	1501 South Beach Boulevard	La Habra	CA	235	215,500		1999	1999
Trabuco Villas	25362 Mosswood Way	Lake Forest	CA	132	131,000		1997	1985
Fairways Apartments	2 Pine Valley Lane	Newport Beach	CA	74	107,100		1999	1972
Villa Angelina	201 E. Chapman Ave.	Placentia	CA	256	217,600		2001	1970
Hearthstone Apartments	2301 E. Santa Clara Ave.	Santa Ana	CA	140	154,800		2001	1970
Treehouse Apartments	2601 N. Grand Ave.	Santa Ana	CA	164	135,700		2001	1970
			9%	2,323	2,114,600
SOUTHERN CALIFORNIA (cont'd)
San Diego County
Alpine Country	2660 Alpine Blvd.	Alpine	CA	108	81,900		2002	1986
Alpine Village	2055 Arnold Way	Alpine	CA	306	254,400		2002	1971
Bonita Cedars	5155 Cedarwood Rd.	Bonita	CA	120	120,800		2002	1983
Cambridge	660 F. St.	Chula Vista	CA	40	22,100		2002	1965
Woodlawn Colonial	245-255 Woodlawn Ave.	Chula Vista	CA	159	104,500		2002	1974
Mesa Village	5265 Clairemont Mesa Blvd.	Clairemont	CA	133	43,600		2002	1963
Casa Tierra	355 Orlando St.	El Cajon	CA	40	28,700		2002	1972
Coral Gardens	425 East Bradley	El Cajon	CA	200	182,000		2002	1976
Tierra del Sol/Norte	989 Peach Ave.	El Cajon	CA	156	117,000		2002	1969
Grand Regacy	2050 E. Grand Ave.	Escondido	CA	60	42,400		2002	1967
Mira Woods Villa	10360 Maya Linda Rd.	Mira Mesa	CA	355	262,600		2002	1982
Country Villas	283 Douglas Drive	Oceanside	CA	180	179,700		2002	1976
Mission Hills	218 Rancho Del Oro	Oceanside	CA	282	244,000		1984	2005
Bluffs II, The	6466 Friars Road	San Diego	CA	224	126,700		1997	1974
Emerald Palms	2271 Palm Ave.	San Diego	CA	152	133,000		2002	1986
Summit Park	8563 Lake Murray Blvd.	San Diego	CA	300	229,400		2002	1972
Vista Capri - East	4666 63rd St.	San Diego	CA	26	16,800		2002	1967
Vista Capri - North	3277 Berger Ave.	San Diego	CA	106	51,800		2002	1975
Carlton Heights	9705 Carlton Hills Blvd.	Santee	CA	70	48,400		2002	1979
Shadow Point	9830 Dale Ave.	Spring Valley	CA	172	131,200		2002	1983
			12%	3,189	2,421,000
Riverside County
Parcwood	1700 Via Pacifica	Corona	CA	312	270,000		2004	1989
Devonshire Apartments	2770 West Devonshire Ave.	Hemet	CA	276	207,200		2002	1988
			2%	588	477,200

Total Southern California			52%	13,382	10,998,108

SEATTLE METROPOLITAN AREA
Cedar Terrace	3205 115th Ave. NE	Bellevue	WA	180	174,200		2005	1984
Emerald Ridge	3010 118th Avenue SE	Bellevue	WA	180	144,000		1994	1987
Foothill Commons	13800 NE 9th Place	Bellevue	WA	360	288,300		1990	1978
Palisades, The	13808 NE 12th	Bellevue	WA	192	159,700		1990	1977
Sammamish View	16160 SE Eastgate Way	Bellevue	WA	153	133,500		1994	1986
Woodland Commons	13700 NE 10th Place	Bellevue	WA	236	172,300		1990	1978
Canyon Pointe	1630 228th St. SE	Bothell	WA	250	210,400		2003	1990
Inglenook Court	14220 Juanita Drive, NE	Bothell	WA	224	183,600		1994	1985
Salmon Run at Perry Creek	2109 228th Street SE	Bothell	WA	132	117,100		2000	2000
Stonehedge Village	14690 143rd Blvd., NE	Bothell	WA	196	214,800		1997	1986
Park Hill at Issaquah	22516 SE 56th Street	Issaquah	WA	245	277,700		1999	1999
Peregrine Point	21209 SE 42nd Street	Issaquah	WA	67	85,900		2003	2003
Wandering Creek	12910 SE 240th	Kent	WA	156	124,300		1995	1986
Bridle Trails	6600 130th Avenue, NE	Kirkland	WA	92	73,400		1997	1986
Evergreen Heights	12233 NE 131st Way	Kirkland	WA	200	188,300		1997	1990
Morning Run	18463 Blueberry Lane	Monroe	WA	222	221,786		2005	1991
Laurels at Mill Creek	1110 164th Street SE	Mill Creek	WA	164	134,300		1996	1981
Anchor Village	9507 49th Avenue West	Mukilteo	WA	301	245,900		1997	1981
Castle Creek	7000 132nd Place, SE	Newcastle	WA	216	191,900		1998	1998
Brighton Ridge	2307 NE 4th Street	Renton	WA	264	201,300		1996	1986
Fairwood Pond	14700 SE Petrovitsky Rd.	Renton	WA	194	189,200		2004	1997
Forest View	650 Duvall Ave. NE	Renton	WA	192	182,500		2003	1998
Fountain Court	2400 4th Street	Seattle	WA	320	207,000		2000	2000
Linden Square	13530 Linden Avenue North	Seattle	WA	183	142,200		2000	1994
Maple Leaf	7415 5th Avenue, NE	Seattle	WA	48	35,500		1997	1986
Spring Lake	12528 35th Avenue, NE	Seattle	WA	69	42,300		1997	1986
Wharfside Pointe	3811 14th Avenue West	Seattle	WA	142	119,200	(2)	1994	1990
Tower @ 801	801 Pine Street	Seattle	WA	173	118,500		2005	1970
Echo Ridge	34907 SE Kinsey Street	Snoqualmie	WA	120	124,359		2005	2000
Total Seattle Metropolitan Area			21%	5,471	4,703,445

PORTLAND METROPOLITAN AREA
Jackson School Village	300 NE Autumn Rose Way	Hillsboro	OR	200	196,800		1996	1996
Landmark Apartments	3120 NW John Olsen Ave.	Hillsboro	OR	285	282,900		1996	1990
Meadows @ Cascade Park	314 SE 19th Street	Vancouver	WA	198	199,300		1997	1989
Village @ Cascade Park	501 SE 123rd Avenue	Vancouver	WA	192	178,100		1997	1989
Total Portland Metropolitan Area			3%	875	857,100

OTHER AREAS
St. Cloud Apartments	6525 Hilcroft	Houston	TX	302	306,800		2002	1968
			1%	302	306,800
125	Multifamily Properties			25,950	21,803,053		1999	1983
4	Multifamily Properties Under Construction			637	376,488

Avg. square footage	840
Avg. units per property	208
Avg. age of property	21

(1) Also has 11,836 square feet of commercial/retail space.
(2) Also has 9,512 square feet of commercial space.

OTHER REAL ESTATE ASSETS
Manufactured Housing Communities
Green Valley	2130 Sunset Dr.	Vista	CA	157	pads		2002	1973
Recreational Vehicle Parks
Circle RV	1835 E. Main St.	El Cajon	CA	179	spaces		2002	1977
Vacationer	1581 E. Main St.	El Cajon	CA	159	spaces		2002	1973
Diamond Valley	344 N. State St.	Hemet	CA	224	spaces		2002	1974
Office Buildings
Essex Corporate Headquarter Bldg.	925 E. Meadow Dr.	Palo Alto	CA		17,400		1997	1988
Derian Office Building	17461 Derian Av.	Irvine	CA		110,000		2000	1983
Essex Southern Cal. Office Building	22110-22120 Clarendon St.	Woodland Hills	CA		38,940		2001	1982
					166,340

New Residential Supply: Permits as % of Current Stock
12 Month Permit Period: Trailing 12 Months September 2005

	Single Family Data					Multi-Family Data			All Residential Data
Market	Median SF Price (2004**)	2004 SF Affordability*	SF Stock 2000	SF Permits Last 12 Months	% of Stock	MF Stock 2000	MF Permits Last 12 months	% of Stock	Total Residential Permits Last 12 Months	% of Stock
Nassau-Suffolk	$431,900	85%	740,000	4,366	0.6%	240,000	520	0.2%	4,886	0.5%
New York PMSA	$450,800	49%	760,000	2,517	0.3%	2,920,000	21,377	0.7%	23,894	0.6%
Boston	$390,500	73%	1,530,000	8,190	0.5%	670,800	7,454	1.1%	15,644	0.7%
Philadelphia	$189,100	144%	1,532,000	15,042	1.0%	515,100	4,107	0.8%	19,149	0.9%
Baltimore	$220,600	124%	797,000	8,534	1.1%	268,000	2,561	1.0%	11,095	1.0%
Chicago	$238,900	113%	1,700,000	36,262	2.1%	1,404,900	11,373	0.8%	47,635	1.5%
Wash. D.C. PMSA	$359,000	86%	1,299,000	26,276	2.0%	644,300	10,002	1.6%	36,278	1.9%
Minneapolis	$220,600	128%	818,000	17,900	2.2%	351,800	4,980	1.4%	22,880	2.0%
Denver	$237,100	112%	582,000	17,107	2.9%	274,900	3,025	1.1%	20,132	2.3%
Miami/Ft. Lauderdale	$315,700	68%	717,000	23,152	3.2%	876,000	20,386	2.3%	43,538	2.7%
Dallas-Ft. Worth	$137,300	178%	1,381,000	46,064	3.3%	650,000	9,692	1.5%	55,756	2.7%
Houston	$135,500	173%	1,027,000	48,765	4.7%	547,700	10,442	1.9%	59,207	3.8%
Austin	$151,300	165%	326,000	15,359	4.7%	169,900	3,390	2.0%	18,749	3.8%
Atlanta	$157,700	173%	1,122,000	58,726	5.2%	467,800	16,193	3.5%	74,919	4.7%
Phoenix	$180,200	130%	970,000	55,595	5.7%	360,500	7,675	2.1%	63,270	4.8%
Orlando	$184,400	118%	482,000	26,725	5.5%	201,500	8,603	4.3%	35,328	5.2%
Las Vegas	$281,400	78%	440,000	28,893	6.6%	215,700	5,233	2.4%	34,126	5.2%
Totals	$251,803	120%	16,223,000	439,473	2.7%	10,778,900	147,013	1.4%	586,486	2.2%

Seattle	$311,700	90%	656,000	11,753	1.8%	354,487	5,247	1.5%	17,000	1.7%
Portland	$214,500	112%	561,000	12,508	2.2%	225,335	3,628	1.6%	16,136	2.1%

San Francisco	$683,100	49%	368,000	1,006	0.3%	344,000	2,531	0.7%	3,537	0.5%
Oakland	$588,500	61%	625,000	7,232	1.2%	270,000	3,567	1.3%	10,799	1.2%
San Jose	$623,300	53%	388,000	2,868	0.7%	192,000	4,244	2.2%	7,112	1.2%

Los Angeles	$460,000	70%	1,877,000	12,377	0.7%	1,392,963	13,575	1.0%	25,952	0.8%
Ventura	$562,000	46%	199,000	2,846	1.4%	53,295	1,398	2.6%	4,244	1.7%
Orange	$655,000	51%	628,000	3,927	0.6%	340,800	3,756	1.1%	7,683	0.8%
San Diego	$569,900	49%	664,000	7,629	1.1%	375,664	6,761	1.8%	14,390	1.4%

PNW	$266,894	100%	1,217,000	24,261	2.0%	579,822	8,875	1.5%	33,136	1.8%

No Cal	$623,486	56%	1,381,000	11,106	0.8%	806,000	10,342	1.3%	21,448	1.0%

So Cal	$524,053	61%	3,368,000	26,779	0.8%	2,162,722	25,490	1.2%	52,269	0.9%

ESSEX	$494,612	68%	5,966,000	62,146	1.0%	3,548,543	44,707	1.3%	106,853	1.1%
Permits: Single Family equals 1 Unit, Multi-Family equals 5 or More Units
Sources: SF Prices - National Association of Realtors,Rosen Consulting Group : Permits, Total Residential Stock - U.S. Census, Axiometrics
Median Home Prices - National Association of Realtors; DataQuick, Mortgage Rates - Freddie Mac, Median Household Incomes - US Census; BEA; Essex
Single Family - Multi-Family Breakdown of Total Resdiences, Rosen Consulting Group, US Census, EASI, Essex
*Single Family Affordability - Equals the ratio of the actual Median Household Income to the Income required to purchase the Median Priced Home.
The required Income is defined such that the Mortgage Payment is 35% of said Income, assuming a 10% Down Payment and a 30-year fixed mortgage rate (5.75%).
Median Household Income is estimated from US Census 2000 data and Income Growth from BEA and Popultation Growth from the US Census.
**2004 Median Home Prices - 4th Quarter Estimates: Nationall Realtors Association

Essex Markets Forecast 2005: Supply, Jobs and Apartment Market Conditions

	Residential Supply*				Job Forecast**		Forecast Market Conditions***
Market	New MF Supply	% of Total Stock	New SF Supply	% of Total Stock	Est.New Jobs Dec-Dec	% Growth	Estimated Y-o-Y Rent Growth	Estimated Year End Vacancy

Seattle	1,400	0.4%	10,000	1.5%	27,000	2.0%	2.5% to 3.5%	94.75%
Portland	3,000	1.3%	10,000	1.8%	21,000	2.2%	Flat	94.25%

San Francisco	1,800	0.5%	1,100	0.3%	12,000	1.3%	3.0% to 4.0%	95.00%
Oakland	2,100	0.8%	6,500	1.0%	16,000	1.5%	2.0% to 3.0%	95.00%
San Jose	1,200	0.6%	2,200	0.6%	10,000	1.2%	2.5% to 3.5%	95.00%

Ventura	500	1.0%	2,500	1.3%	5,000	1.7%	2.0%	95.00%
Los Angeles	9,000	0.6%	8,500	0.5%	50,000	1.2%	3.0% to 4.0%	96.00%
Orange	3,000	0.8%	6,000	1.0%	32,000	2.3%	3.5% to 4.5%	96.00%
San Diego	4,300	1.1%	9,300	1.4%	30,000	2.4%	2.5% to 3.5%	95.5%
So. Cal.	16,800	0.8%	26,300	0.8%	117,000	1.7%	2.75% to 3.75%	95.75%

All data is an Essex Forecast

* New Residential Supply: represents Essex's internal estimate of actual deliveries during the year, which are related to but can differ from the 12 Month trailing Permit Levels reported on Appendix A.

** Job Forecast/Performance refers to the difference between Total Non-Farm Industry Employment (not
Seasonally Adjusted) projected through December 2005 over the comparable actual figures for December 2004. The first column represents the current Essex forecast of the increase in Total Non-Farm Industry Employment. The second column represents these forecasted new jobs as a percent of the December 2004 base.

***The Forecast Market Conditions represents Essex's estimates of the Change in Rents/Vacancy Rates at the end of 2005. The Estimated Year-over-Year Rent Growth represents the forecast change in Effective Market Rents for
December 2005 vs.December 2004 (where Market refers to the entire MSA apartment market, NOT the Essex portfolio).
The estimated Year End Vacancy represents Essex's forecast of Market Vacancy Rates for December 2005.